AMENDMENT #2 TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT Paragraph 7.3 of the Agreement shall be amended and replaced with the following paragraph: 7.3 Materials. Executive agrees that all ideas, plans and materials prepared by Executive in the course of his employment by the Company (collectively, the “Materials”) during the term of this Agreement will be considered works-made-for-hire and shall be the Company’s sole and exclusive property. In the event that the Materials are not copyrightable subject matter or for any reason are deemed not to be works-made-for-hire, then, and in such event, by this Agreement, Executive hereby assigns all right, title and interest to said Materials to the Company and agrees to execute all documents required to evidence such assignment. Without limiting the foregoing, it is specifically understood and agreed that Executive will retain no ownership rights whatsoever in or to the Materials. Notwithstanding the forgoing, Executive shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to continue to receive composer’s royalties from applicable performing rights societies and he shall also be entitled to receive European author royalties from France. The restrictions set forth in this Section 7 do not apply to talent guilds (such as Screen Actors Guild, Alliance of Canadian Cinema Television and Radio Artists, etc.), music performance societies (such as America Society of Composers, Authors and Publishers, Broadcast Music, Inc., etc.) (“Music Societies”) or author’s collecting societies (such as Société des Auteurs et Compsiteurs Dramatiques, etc.) (such talent guilds, Music Societies and author’s collecting societies, collectively, the “Societies”), and any and all fees, residuals, royalties and similar payments paid or to be paid to Executive from any Society as a result of his individual creative work (such fees, residuals, royalties and similar payments, the “Executive Payments”) shall be retained by Executive as his personal property and such Executive Payments fall outside the scope of this Agreement, except as provided for in the last sentence of this Section 7.3. This Agreement shall have no effect on the rights of Executive to the Executive Payments, and receipt of such Executive Payments shall not violate any of the terms of this Agreement. Notwithstanding the foregoing, it is understood that during the term hereof only, any Executive Payments derived from the Music Societies shall be assigned, and turned over to, the Company. Notwithstanding the foregoing, the Executive understands that the provisions of this Section 7 requiring the assignment of Materials to the Company do not apply to any invention or Materials which qualifies fully under the provisions of California Labor Code Section 2870. Executive will advise the Company promptly in writing of any inventions or Materials that he believes meet the criteria in Labor Code Section 2870. In addition, this Agreement shall have no effect on those certain music performance rights purchased by Executive subsequent to the date of this Amendment. For purposes of clarity, the Company shall have no right to those music performance royalties, which shall be the sole property of the Executive. Previous Amendment #1 and this Amendment #2 are the only changes to the Amended and Restated Employment Agreement between the Company and the Executive.

IN WITNESS WHEREOF, this Amendment # 2 has been executed by the Company, by its duly authorized representative, and by the Executive, as of June 23, 2021. THE COMPANY: GENIUS BRANDS INTERNATIONAL, INC. By: ___________________ Michael Jaffa, COO THE EXECUTIVE ____________________ Andy Heyward ANdy Heyward (Jun 23, 2021 22:03 EDT) ANdy Heyward

Andy Heyward Employment Contract 6.21.21 Amendment 2 sig version MJ Final Audit Report 2021-06-24 Created: 2021-06-23 By: Michael Jaffa (mjaffa@gnusbrands.com) Status: Signed Transaction ID: CBJCHBCAABAAEoarHw1t7T9Igc6rOAl3OTXx44SwMXo_ "Andy Heyward Employment Contract 6.21.21 Amendment 2 sig version MJ" History Document created by Michael Jaffa (mjaffa@gnusbrands.com) 2021-06-23 - 11:22:00 PM GMT- IP address: 162.208.92.74 Document emailed to ANdy Heyward (aheyward@gnusbrands.com) for signature 2021-06-23 - 11:22:15 PM GMT Email viewed by ANdy Heyward (aheyward@gnusbrands.com) 2021-06-24 - 2:03:18 AM GMT- IP address: 69.84.120.66 Document e-signed by ANdy Heyward (aheyward@gnusbrands.com) Signature Date: 2021-06-24 - 2:03:43 AM GMT - Time Source: server- IP address: 69.84.120.66 Agreement completed. 2021-06-24 - 2:03:43 AM GMT